Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

This amendment (“Amendment”) dated as of December 16, 2013, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the lenders which are from time to time parties to the Loan Agreement (each a “Lender” and any two or more, “Lenders”); and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).

R E C I T A L S:

A.     Borrower, certain of its Subsidiaries, the Lenders (except the New Lenders) and Agent have entered into a Loan Agreement dated as of April 17, 2012, which has been amended by Amendment to Loan Agreement dated as of December 19, 2012 (as amended, the “Loan Agreement”).

B.     The parties wish to modify the terms and conditions of the Loan Agreement as set forth below, to add TD Bank, NA, VW Credit, Inc., Hyundai Capital America, and American Honda Finance Corporation as Lenders under the Loan Agreement (each, a “New Lender”) and to remove Wells Fargo Bank, N.A. as a Lender under the Loan Agreement (“Terminating Lender”).

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions.

1.1.     The definitions of the following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following defined terms:

“Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $1,000,000,000.00.

“Aggregate New Vehicle Floorplan Commitment” means, at any time, the aggregate of the New Vehicle Floorplan Commitments of all Lenders at such time.

“Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that, except as provided in Section 6.12 the Aggregate Revolving Loan Commitment shall not at any time be more than $200,000,000.00.

“Aggregate Used Vehicle Floorplan Commitment” means, at any time, the aggregate of the Used Vehicle Floorplan Commitments of all Lenders at such time; provided that, except as provided in Section 6.12 the Aggregate Used Vehicle Floorplan Commitment shall not at any time be more than $200,000,000.00.

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“Eurocurrency Base Rate” means the applicable interest settlement rate for Dollar LIBOR for one month appearing on the applicable Reuters Screen LIBOR01 as of 11:00 a.m. (London time) on the Business Day which is two (2) Business Days prior to the Reprice Date, provided that, if the applicable Reuters Screen LIBOR01 (or any successor or substitute page on such screen) for Dollar LIBOR (or any successor or substitute page) is not available to the Agent for any reason, the applicable Eurocurrency Base Rate for one month shall instead be the applicable interest settlement rate for deposits in Dollar LIBOR for one month as reported by any other generally recognized financial information service selected by the Agent, as of 11:00 a.m. (London time) on the applicable Business Day, provided that, if no such interest settlement rate is available to the Agent, the applicable Eurocurrency Base Rate for one month shall instead be the rate determined by the Agent to be the rate at which Agent or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on the applicable Business Day in the approximate amount of the relevant Revolving Loan Advance, New Vehicle Floorplan Advance, Used Vehicle Floorplan Advance, or Swing Line Loan and having a maturity equal to one month. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Eurocurrency Base Rate, such interest rate shall change monthly on each Reprice Date.

“Guarantor Obligations” means all present and future indebtedness and obligations of each present and future Guarantor to Agent and the Lenders pursuant to any Guaranty at any time executed by any Guarantor; provided that the Guarantor Obligations shall exclude all Excluded Swap Obligations.

“Letter of Credit Commitment” (which is a sublimit of the Revolving Loan Commitment) means an amount equal to $15,000,000.00.

“New Vehicle Floorplan Commitment” means for each Lender, the obligation of such Lender to make New Vehicle Floorplan Loans to the New Vehicle Floorplan Borrowers and to participate in New Vehicle Swing Line Loans, in an aggregate amount not exceeding the amount set forth for such Lender on Schedule 1, as such amount may be modified as the result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof.

“New Vehicle Swing Line Commitment” (which is a sublimit of the Aggregate New Vehicle Floorplan Commitment) means an amount equal to $45,000,000.00 plus the aggregate balance in all PR Accounts.

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“Obligations” means all present and future Loans, New Vehicle Floorplan Obligations, Used Vehicle Floorplan Obligations, Revolving Loan Obligations, LC Obligations, and other debts, liabilities, obligations, reimbursements, indemnities, covenants, warranties, duties and obligations of any one or more of the Borrowers to Agent and the Lenders under the LC Agreements, LC Applications, the Letters of Credit, this Agreement, any Notes, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including without limitation principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing; provided, however, that the Obligations shall exclude all Excluded Swap Obligations.

“Revolving Loan Commitment” means, for each Lender, the obligation of such Lender to make Revolving Loans to the Revolving Loan Borrower, and participate in Revolving Swing Line Loans and Letters of Credit in an aggregate amount not exceeding the amount set forth on Schedule 1, as such amount may be modified as a result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof.

“Termination Date” means December 16, 2018, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“Used Vehicle Floorplan Commitment” means for each Lender, the obligation of such Lender to make Used Vehicle Floorplan Loans to the Used Vehicle Floorplan Borrower and to participate in Used Vehicle Swing Line Loans in an aggregate amount not exceeding the amount set forth on Schedule 1, as such amount may be modified as a result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof.

1.2.     The following defined terms are hereby added to Section 1.1 of the Loan Agreement:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Guarantor Swap Obligation if, and only to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Guarantor Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Guarantor Swap Obligation. If a Guarantor Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Guarantor Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.

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“Guarantor Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Other New Subsidiary” means a Subsidiary, (a) 100% of the Equity Interests of which are owned, directly or indirectly by the Company, (b) which is not in the business of selling, servicing or leasing motor vehicles or owning real property and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17.

“Permitted New Dealership” means a Dealership (a) 100% (or if the Company is not permitted to hold 100% of such Equity Interests because of limitations imposed by the relevant manufacturer’s franchise agreement, at least 80%) of the Equity Interests of which are owned, directly or indirectly by the Company, (b) which is organized to own and operate a newly established automobile dealership point, and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17.

“PR Account” has the meaning set forth in Section 2.6.

“PR Account Advance” has the meaning set forth in Section 2.6.2.

“PR Account Borrower” has the meaning set forth in Section 2.6.

“PR Account Payment” has the meaning set forth in Section 2.6.1.

“Reallocation” has the meaning set forth in Section 6.17.1.

“Reallocation Request” has the meaning set forth in Section 6.17.2.

“Second Amendment Effective Date” means the date on which all conditions precedent to the effectiveness of the Second Amendment to Loan Agreement dated as of December 16, 2013 among Borrowers, Lenders and Agent are satisfied.

2.            Voluntary Reduction or Termination of Commitment. Section 2.1.6 of the Loan Agreement is deleted and replaced with the following:

2.1.6     Voluntary Reduction or Termination of Commitment. The New Vehicle Floorplan Borrowers may from time to time on at least ten (10) Business Day’s prior written notice by the Company to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate New Vehicle Floorplan Commitment to an amount not less than the then outstanding principal balance of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in PR Accounts). Concurrently with any reduction of the Aggregate New Vehicle Floorplan Commitment to zero, (a) no further New Vehicle Floorplan Loans or New Vehicle Swing Line Loans will be made, (b) New Vehicle Floorplan Borrowers shall pay all principal and interest on the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans and all fees and other amounts owing to Agent and the Lenders, and (c) the New Vehicle Floorplan Borrowers shall deliver to Agent funds in an amount which Agent estimates it or the Swing Line Lender may be required to pay pursuant to Payment Commitments which may be presented after the termination date, such collateral to be held in the Payment Commitment Collateral Account. All reductions of the Aggregate New Vehicle Floorplan Commitment shall reduce the New Vehicle Floorplan Commitments pro rata among the Lenders according to their respective Pro Rata Shares; and except as otherwise set forth in the proviso to this Section 2.1.6, shall reduce the New Vehicle Swing Line Commitment in proportion to the reduction of the Aggregate New Vehicle Floorplan Commitment; provided, however, that (unless the Aggregate New Vehicle Floorplan Commitment is reduced to less than such amount), the New Vehicle Swing Line Commitment shall not be reduced.

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3.            New Vehicle Floorplan Commitment Fee. Section 2.1.7 of the Loan Agreement is deleted and replaced with the following:

2.1.7     New Vehicle Floorplan Commitment Fee. The New Vehicle Floorplan Borrowers agree to pay to Agent, for the account of the Lenders, a commitment fee (the “New Vehicle Floorplan Commitment Fee”) calculated at a per annum rate equal to the New Vehicle Floorplan Commitment Fee Rate on the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the sum of (a) the actual aggregate outstanding principal balance of the New Vehicle Swing Line Loans on each day (it being understood that any portion of the outstanding principal balance of the New Vehicle Swing Line Loans ceases to be outstanding under the New Vehicle Swing Line Loans and commences being a portion of the outstanding principal balance under the New Vehicle Floorplan Loans on the date that the New Vehicle Floorplan Loans are funded to repay such portion of the outstanding principal balance of the New Vehicle Swing Line Loans); plus (b) the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day; provided that, if the aggregate amount of the New Vehicle Floorplan Commitment Fee payable for any period to the Lenders other than the Swing Line Lender (as set forth in the third sentence of this paragraph) exceeds the amount calculated under this sentence, then the New Vehicle Floorplan Borrowers agree to pay to the Agent, for the account of such Lenders, such additional amounts so that each Lender other than the Swing Line Lender receives the full amount of New Vehicle Floorplan Commitment Fee described in the third sentence of this paragraph. The accrued New Vehicle Floorplan Commitment Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. The New Vehicle Floorplan Commitment Fee payable to each Lender other than the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day. The New Vehicle Floorplan Commitment Fee payable to the Lender which is the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day and subtracting from that amount the average daily outstanding principal balance of the New Vehicle Swing Line Loans; provided, however, that notwithstanding any contrary provision of Section 2.6, solely for purposes of calculating the amount payable to Swing Line Lender, the principal balance of the New Vehicle Swing Line Loans shall be deemed to be reduced by the aggregate balance in the PR Accounts.

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4.            Requests for New Vehicle Swing Line Loans. Section 2.2.3 of the Loan Agreement is deleted and replaced with the following:

2.2.3     Requests for New Vehicle Swing Line Loans. Subject to Sections 2.2.7 and 2.6.2, whenever the New Vehicle Floorplan Borrowers wish to obtain a New Vehicle Swing Line Loan, the Company shall give Agent irrevocable notice thereof no later than 1:00 p.m. (Pacific Time) on the requested date of such New Vehicle Swing Line Loan unless Swing Line Lender agrees in each instance, in its sole discretion, to a shorter time period. Such notice shall specify the requested borrowing date (which must be a Business Day) and the amount of the New Vehicle Swing Line Loan, and include any other information and documentation reasonably requested by Agent.

5.            Deemed Sales. The first paragraph of Section 2.3.3(c) of the Loan Agreement is deleted and replaced with the following:

(c)     Deemed Sales. If a Deemed Sale of a New Vehicle financed by the Lenders occurs, the New Vehicle Floorplan Borrowers shall pay to Agent the Related Principal Portion for such Vehicle no later than 6 Business Days following the date of any Deemed Sale. A “Deemed Sale” means any of the following:

6.            Payment Commitment Collateral Account. Section 2.3.5 of the Loan Agreement is deleted and replaced with the following:

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2.3.5     Payment Commitment Collateral Account. At any time after the Termination Date or, if earlier, the date on which the availability of New Vehicle Floorplan Loans and New Vehicle Swing Line Loans is terminated, the New Vehicle Floorplan Borrowers shall deliver to Agent funds in an amount equal to the amount which Agent or Swing Line Lender estimates it may be required to pay to manufacturers and distributors pursuant to Payment Commitments which may be presented on or after such date. Such funds shall be held in a non-interest bearing deposit account (“Payment Commitment Collateral Account”) as additional Collateral for the indebtedness of the New Vehicle Floorplan Borrowers to the Lenders. Each New Vehicle Floorplan Borrower hereby grants to Agent, for the benefit of the Lenders, a security interest in such funds and such account to secure all New Vehicle Floorplan Obligations.

7.            PR Account. The following is hereby added to the Loan Agreement as Section 2.6 thereof:

2.6.         PR Account. In addition to any payments otherwise required by this Agreement, the New Vehicle Floorplan Borrowers may reduce the outstanding principal balance of the New Vehicle Swing Line Loans by means of one or more flooring line principal reduction accounts (each, a “PR Account”). At the Company’s request, Swing Line Lender will establish a PR Account for a New Vehicle Floorplan Borrower (each New Vehicle Floorplan Borrower having a PR Account, a “PR Account Borrower”) for the sole purpose of recording voluntary reductions in principal. A PR Account is not a deposit account, and PR Account Borrowers shall have no right or interest in any balance in such account, except as expressly provided in this Section 2.6. Each PR Account is subject to the following provisions.

2.6.1     PR Account Payments. A PR Account Borrower, at its discretion, may make payments to a PR Account (each, a “PR Account Payment”) at any time, subject to the provisions of subsections 2.6.3 and 2.6.7 of this Section 2.6 and further subject to the following conditions:

(a)     All payments into a PR Account must be made as transfers of collected funds from a deposit account of a PR Account Borrower with Swing Line Lender.

(b)     Payments into a PR Account must be in amounts of at least $1,000,000.00.

(c)     The balance in a PR Account may not at any time exceed the aggregate outstanding principal balance of the New Vehicle Swing Line Loans for the applicable PR Account Borrower. If the amount in a PR Account exceeds the maximum amount permitted hereunder, Swing Line Lender is authorized to make a PR Account Advance (defined below) in the amount of any such excess and deposit such amount in a deposit account of the applicable PR Account Borrower with Swing Line Lender.

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(d)     The aggregate of the balances in all PR Accounts may not at any time exceed $50,000,000.00. If the aggregate amount in the PR Accounts exceeds such amount, Swing Line Lender is authorized to make one or more PR Account Advances in the amount of any such excess and deposit such amount in any deposit account of a PR Account Borrower with Swing Line Lender.

2.6.2     PR Account Advances. The New Vehicle Floorplan Borrowers may re-borrow any balance in a PR Account as a New Vehicle Swing Line Loan (a “PR Account Advance”) at any time during the term of this Agreement, subject to the provisions of subsections 2.6.3 and 2.6.6 of this Section 2.6 and further subject to the following conditions:

(a)     No Event of Default shall have occurred and be continuing under this Agreement.

(b)     PR Account Advances must be in amounts of at least $1,000,000.00, except the Company (on behalf of a PR Account Borrower) may request a PR Account Advance in the amount of the remaining balance in a PR Account if the remaining balance is less than $1,000,000.00; provided, however, that PR Account Advances made by Swing Line Lender pursuant to subsections 2.6.1 and 2.6.7 of this Section 2.6 shall not be so limited.

2.6.3     Requests for PR Account Payments and Advances. Whenever a PR Account Borrower wishes to make a PR Account Payment or obtain a PR Account Advance, the Company shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific time) at least one Business Day prior to the date of the requested PR Account Payment or PR Account Advance. Such notice shall specify the amount of, and requested date of, the requested PR Account Payment or PR Account Advance and include any other information requested by Swing Line Lender.

2.6.4     Limitation on Transactions in PR Account. The total number of payments to and advances from a PR Account shall not exceed 6 transactions per calendar month in the aggregate.

2.6.5     Application of PR Account Balance. The balance in any PR Account shall be applied to reduce the outstanding principal balance of the New Vehicle Swing Line Loans for New Vehicles owned by the applicable PR Account Borrower for the purpose of computation of interest only, and shall in no way limit or modify the principal payment requirements set forth elsewhere in this Agreement. Notwithstanding any other provision in this Section 2.6, except as set forth in the last sentence of Section 2.1.7 with respect to the New Vehicle Floorplan Commitment Fee payable to Swing Line Lender, the balance in a PR Account may not be used to reduce any principal amount outstanding for purposes of determining any remaining availability under the lines of credit established by Sections 2.1 or 2.2 of this Agreement or any of the other limitations stated in this Agreement.

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2.6.6     Record of PR Account. All payments into a PR Account and all PR Account Advances shall be recorded on Swing Line Lender’s books.

2.6.7     Termination of PR Accounts. Swing Line Lender and the Company on behalf of the New Vehicle Floorplan Borrowers, may mutually agree to terminate this Section 2.6 at such time as is agreed upon between them. In addition, Swing Line Lender may terminate this Section 2.6 (a) without prior notice upon the occurrence (or at any time during the continuation) of an Event of Default or (b) upon 30 days notice to the Company if the reason for the termination is that the Swing Line Lender has decided not to offer PR Accounts to its customers generally or that Swing Line Lender is prohibited or restricted by law or regulation from offering PR Accounts. Provided that no Event of Default exists, upon termination of this Section 2.6, Swing Line Lender shall make a PR Account Advance in an amount equal to the balance in each PR Account and deposit such amount in a deposit account of the applicable New Vehicle Floorplan Borrower with Swing Line Lender. If an Event of Default has occurred and is continuing, then upon termination of this Section 2.6, PR Account Borrowers shall have no further right to receive any PR Account Advances and Agent may apply the balance in any PR Account to the Obligations in accordance with the provisions of this Agreement.

8.            Evidence of Debt. Section 6.2 of the Loan Agreement is deleted and replaced with the following:

6.2.        Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Agent in the ordinary course of business. The accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the New Vehicle Floorplan Borrowers, Used Vehicle Floorplan Borrower, and Revolving Loan Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Agent in respect of such matters, the accounts and records of the Agent shall control in the absence of manifest error.

9.            Increase Option. Section 6.12.1 of the Loan Agreement is deleted and replaced with the following:

6.12.1     The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment and/or Aggregate Revolving Loan Commitment, in minimum increments of $50,000,000.00 or such lower amount as is agreed to between the Company and Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases (including the requested increase and any other increases after the Second Amendment Effective Date) does not exceed $250,000,000.00, (b) the Aggregate Commitment does not exceed $1,250,000,000.00, (c) the Aggregate Revolving Loan Commitment does not exceed the lesser of $250,000,000.00 or 20% of the Aggregate Commitment, and (d) the Aggregate Used Vehicle Floorplan Commitment does not exceed the lesser of $250,000,000.00 or 20% of the Aggregate Commitment.

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10.         Reallocation of Commitments. The following is hereby added to the Loan Agreement as Section 6.17 thereof:

6.17.       Reallocation of Commitments.

6.17.1     Subject to the provisions of this Section 6.17 and so long as no Event of Default has occurred and is continuing or will exist after giving effect thereto, Borrowers may from time to time request a reallocation of all or part of any unused portion of (a) the Aggregate New Vehicle Floorplan Commitment to the Aggregate Used Vehicle Floorplan Commitment and/or the Aggregate Revolving Loan Commitment, (b) the Aggregate Used Vehicle Floorplan Commitment to the Aggregate New Vehicle Floorplan Commitment and/or the Aggregate Revolving Loan Commitment or (c) the Aggregate Revolving Loan Commitment to the Aggregate New Vehicle Floorplan Commitment and/or the Aggregate Used Vehicle Floorplan Commitment (each a “Reallocation”);

6.17.2      Borrowers may request a Reallocation no more frequently than once in any calendar month. If Borrowers wish to request a Reallocation, the Company shall give the Agent irrevocable written notice thereof substantially in the form attached hereto as Exhibit R, or in such other form as is acceptable to Agent (a “Reallocation Request”) no later than 11:00 a.m. (Pacific Time) at least two Business Days prior to the requested effective date of the Reallocation. If Borrowers wish to increase the Aggregate Used Vehicle Floorplan Commitment or the Aggregate Revolving Loan Commitment to an amount which exceeds the Used Vehicle Borrowing Base or Revolving Loan Borrowing Base, as shown on the most recently provided Used Vehicle Borrowing Base Certificate or Revolving Loan Borrowing Base Certificate, as applicable, the Company shall deliver to Agent a Used Vehicle Borrowing Base Certificate or Revolving Loan Borrowing Base Certificate, as applicable, prepared as of the date of the request for Reallocation, establishing that the amount of the Reallocation request complies with the requirements of Section 6.17.3. Agent will promptly notify the Company and the Lenders of the effective date of any Reallocation, and the amount of the new Commitments for each Lender.

6.17.3 Following any Reallocation, (a) the Aggregate Commitment shall not change; (b) the Aggregate New Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the New Vehicle Floorplan Loans and the New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (c) the Aggregate Used Vehicle Floorplan Commitment shall not be (i) more than $200,000,000.00 or (ii) less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and the Used Vehicle Swing Line Loans; and (d) the Aggregate Revolving Loan Commitment shall not be (i) more than $200,000,000.00 or (ii) less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations and any Reserve Amount.

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6.17.4 All Reallocations shall be made pro rata among the Lenders according to their respective Pro Rata Shares of the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment and/or Aggregate Revolving Loan Commitment, so that after giving effect to any Reallocation, there is no change in the Pro Rata Shares of the Lenders.

6.17.5 In connection with a Reallocation (a) the New Vehicle Swing Line Commitment, Used Vehicle Swing Line Commitment, Revolving Swing Line Commitment and LC Commitment shall not be increased, (b)  the New Vehicle Swing Line Commitment shall not be reduced, (c) the Used Vehicle Swing Line Commitment shall not be reduced unless the Aggregate Used Vehicle Floorplan Commitment is reduced to less than the amount of the Used Vehicle Swing Line Commitment, and (d) the Revolving Swing Line Commitment and the Letter of Credit Commitment shall not be reduced unless the Aggregate Revolving Loan Commitment is reduced to less than the amount of the Revolving Swing Line Commitment and Letter of Credit Commitment.

6.17.6     Following any Reallocation, the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment and Aggregate Revolving Loan Commitment and the Pro Rata Shares and New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment and Revolving Loan Commitment of each Lender shall be noted in the Agent’s records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record such information shall not affect or limit the obligations of the Borrowers hereunder.

11.         Current Ratio. Section 11.1.1 of the Loan Agreement is deleted and replaced as follows:

11.1.1     Current Ratio. The Current Ratio for the Company and its Subsidiaries on a consolidated basis shall not be less than 1.20 to 1.0 as of the last day of any fiscal quarter.

As used herein,

“Current Assets” means the total assets of any Person that may properly be classified as current assets in accordance with GAAP, but excluding all loans to and notes and receivables from officers, employees, directors, owners and affiliates of such Person.

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“Current Liabilities” means the total liabilities of any Person that may properly be classified as current liabilities in accordance with GAAP.

“Current Ratio” means, for any Person at any time, the ratio at such time of (a) such Person’s Current Assets, plus the lesser of (i) Revolving Loan Availability at such time or (ii) $145,000,000.00, to (b) such Person’s Current Liabilities.

12.          Collateral Audits. Section 12.4 of the Loan Agreement is deleted and replaced with the following:

12.4.      Collateral Audits. Each Borrower will, and the Company will cause each Subsidiary to, permit Agent by or through any of Agent’s representatives, third party inspectors, independent contractors, attorneys or accountants, at such intervals as may be required by Agent in its sole discretion, to conduct audits of and to verify, the Collateral. Audit reports for any month shall be provided by Agent to the Lenders in the following month. The New Vehicle Floorplan Borrowers shall pay to Agent, for Agent’s sole account, such fees as are agreed to between them for collateral audits relating to New Vehicles owned by the New Vehicle Floorplan Dealerships; provided, that, (a) prior to the occurrence of an Event of Default, (i) the New Vehicle Floorplan Borrowers shall not be required to pay such fee for more than three New Vehicle collateral audits in any period of twelve consecutive months, if the Leverage Ratio is equal to or less than 2.50 to 1.0 as of the end of each fiscal quarter during such time period, and (ii) the New Vehicle Floorplan Borrowers shall not be required to pay such fee for more than four New Vehicle collateral audits in any period of twelve consecutive months, if the Leverage Ratio is greater than 2.50 to 1.0 as of the end of any fiscal quarter during such time period; and (b) following the occurrence of an Event of Default, the New Vehicle Floorplan Borrowers shall pay the costs of all New Vehicle collateral audits required by Agent. The Company shall pay the cost of all collateral audits other than collateral audits relating to New Vehicles.

13.          Joinder of New Subsidiaries. Section 12.17 of the Loan Agreement is deleted and replaced with the following:

12.17.    Joinder of New Subsidiaries. Each Person (other than an Acquisition Subsidiary) which is a Permitted New Dealership or an Other New Subsidiary or which, with the consent of the Required Lenders, becomes a Subsidiary of the Company, shall execute a Guarantor Joinder Agreement (or if it is to become a New Vehicle Floorplan Borrower, a Borrower Joinder Agreement) and shall execute such other documents and satisfy such requirements as Agent reasonably requires so that such Person becomes a Guarantor and a Loan Party and, if applicable, a New Vehicle Floorplan Borrower, and grants a security interest to Agent for the benefit of the Lenders in the Collateral owned by such Person. Each new Subsidiary shall satisfy all requirements applicable to an Acquisition Subsidiary which are set forth in Section 13.13 (d), (g), (i), (j), (k) (if such Subsidiary is a Dealership), (l) and (p).

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14.          Loans and Investments. Section 13.6 of the Loan Agreement is amended by adding the following sections (n) and (o):

(n)     Investments in equity interests in Permitted New Dealerships;

(o)     Investments not in the ordinary course of business in equity interests in Other New Subsidiaries, provided that the investment in any Other New Subsidiary shall not exceed $2,000,000.00 and the aggregate of all investments in Other New Subsidiaries shall not exceed $4,000,000.00 during the time period from the Second Amendment Effective Date to the Termination Date;

15.          Guaranties by the Company. Section 13.10(f) of the Loan Agreement is deleted and replaced with the following:

(f)     Unsecured guarantees by the Company of (i) Other Floorplan Financing obligations of Dealerships to Other Floorplan Lenders, (ii) debt of LRE which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, and (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements. Notwithstanding any contrary provisions hereof, the foregoing guarantees shall be the only guarantees by the Company.

16.          Consequences of Default; Rights and Remedies. Section 14.2.1 of the Loan Agreement is deleted and replaced with the following:

14.2.1     Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Section 14.1.8) and at any time thereafter during the continuance of such Event of Default, Agent shall have the right, by written notice to the Company, to: (a) terminate the availability of PR Account Advances and terminate the Commitments to make Loans and issue Letters of Credit; (b) declare all outstanding Obligations payable by the Revolving Loan Borrower, Used Vehicle Floorplan Borrower, and the New Vehicle Floorplan Borrowers to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Documents to the contrary notwithstanding; (c) direct the Revolving Loan Borrower to deliver to Agent funds in an amount equal to the aggregate stated amount of the LC Obligations, such funds to be held in the LC Collateral Account, and/or (d) direct the New Vehicle Floorplan Borrowers to deliver to Agent funds in an amount which Agent estimates it or the Swing Line Lender may be required to pay pursuant to Payment Commitments which may be presented thereafter, such collateral to be held in the Payment Commitment Collateral Account. The applicable Borrowers shall immediately deliver to Agent all such funds required by Agent.

Page 13- SECOND AMENDMENT TO LOAN AGREEMENT

17.          Schedule 1. Schedule 1 attached to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.

18.          Pricing Schedule. The Pricing Schedule attached to the Loan Agreement is deleted and replaced with the Pricing Schedule attached hereto.

19.          Exhibit D. Exhibit D in the Loan Agreement is deleted and replaced with Exhibit D attached hereto.

20.          Exhibit R. Exhibit R attached hereto is hereby added to the Loan Agreement.

21.          Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions on or before December 31, 2013:

21.1.     Agent shall have received the following:

(a)     Executed originals of this Amendment signed by Agent and each Borrower, Guarantor, and Lender, and such other Loan Documents as Agent requires.

(b)     Documentation satisfactory to the Agent to establish the due organization, valid existence, and (if applicable) good standing of each Loan Party; its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified; its authority to execute, deliver and perform any Loan Documents to which it is a party and the identity, authority and capacity of each Person authorized to act on its behalf, which shall, without limitation, include certified copies of articles or certificates of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates, and the like.

(c)     A favorable opinion of acceptable independent counsel for such Loan Parties as Agent requires, covering such matters as Agent may reasonably request relating to this Amendment and any other Loan Documents to be executed by such Loan Party in connection with this Amendment and the transactions contemplated by this Amendment.

(d)     A certificate, signed by the chief financial officer of the Company, stating that on the Second Amendment Effective Date no Default or Event of Default has occurred and is continuing.

(e)     Pro forma financial statements giving effect to the amendments set forth herein, which demonstrate, in the Agent’s reasonable judgment, together with all other information then available to the Agent, that the Borrowers can repay their debts and satisfy their other obligations as and when they become due, and can comply with the financial covenants set forth in Section 11.1 of the Loan Agreement, and (ii) such information as the Agent may reasonably request to confirm the tax, legal, and business assumptions made in such pro forma financial statements.

Page 14- SECOND AMENDMENT TO LOAN AGREEMENT

(f)     A Compliance Certificate, dated as of November 30, 2013, with such modifications as Agent deems necessary.

(g)     If the Aggregate Revolving Loan Commitment or the Aggregate Used Vehicle Floorplan Commitment, after giving effect to any increase, will exceed the Revolving Loan Borrowing Base or Used Vehicle Borrowing Base in the Revolving Loan Borrowing Base Certificate or Used Vehicle Borrowing Base Certificate, as applicable, most recently provided to Agent, a new Revolving Loan Borrowing Base Certificate or Used Vehicle Borrowing Base Certificate, as applicable, prepared as of no earlier than November 30, 2013.

21.2.     No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.

21.3.     All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment.

21.4.     Agent shall have received such additional documents, approvals, consents and information and each Loan Party shall have satisfied such additional requirements as Agent or any Lender may reasonably require.

22.          Assignments and Reallocations.

22.1.     The parties agree that as of the effective date of this Amendment, the Pro Rata Shares and Revolving Loan Commitment, New Vehicle Floorplan Commitment, and Used Vehicle Floorplan Commitment of each of the current Lenders (except Terminating Lender) and of each New Lender shall be as set forth in Schedule 1 attached hereto, the outstanding amount of the Loans shall be reallocated in accordance with the Commitments and the Pro Rata Shares of the Lenders as set forth therein and requisite assignments shall be deemed to be made in such amounts by and between the Lenders and from each Lender (including Terminating Lender) to each other Lender (including any New Lender) with the same force and effect as if such assignments were evidenced by applicable Assignment Agreements. Notwithstanding anything to the contrary in Section 17.4 of the Loan Agreement, no assignment fee shall be required, no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived) and such assignments shall be deemed to be made with all applicable, representations, warranties and covenants as if evidenced by an Assignment Agreement.

22.2.     On the Second Amendment Effective Date, the applicable Lenders (including Terminating Lender and any New Lender) shall make full cash settlement with each other, in each case through the Agent, as the Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments and Pro Rata Shares, such that after giving effect to such settlements, the outstanding balance of each Lender’s Loans is equal to its Pro Rata Share of the Aggregate Commitment, the Pro Rata Share of the Terminating Lender is 0% and the outstanding balance of Terminating Lender’s Loans is $0.

Page 15- SECOND AMENDMENT TO LOAN AGREEMENT

23.          Agreements of New Lenders. Each New Lender (a) represents and warrants that it is legally authorized to become a Lender under the Loan Agreement; (b) confirms that it has received a copy of the Loan Agreement and Loan Documents and all amendments thereto, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender; (c) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that as of the Second Amendment Effective Date it will become a party to and will be bound by the provisions of the Loan Agreement and will perform in accordance with their terms all of the obligations, which by the terms of the Loan Agreement are required to be performed by a Lender.

24.          Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

25.          Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

25.1.     Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are and will be true, correct and complete in all material respects as of the date hereof, and agree that (i) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms, and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.

25.2.     Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

Page 16- SECOND AMENDMENT TO LOAN AGREEMENT

26.          References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

27.          Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

27.1.     Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

27.2.     Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

28.          Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

29.          Recitals. The Recitals are hereby incorporated herein.

30.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

Page 17- SECOND AMENDMENT TO LOAN AGREEMENT

31.          Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

LITHIA MOTORS, INC. By:/s/ Chris Holzshu Name: Chris Holzshu Title: Authorized Agent By: /s/ John North Name: John North Title: Authorized Agent

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

Page 18- SECOND AMENDMENT TO LOAN AGREEMENT

LITHIA POCA-HON, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LMBW, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

Page 19- SECOND AMENDMENT TO LOAN AGREEMENT

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-S, LLC

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

By:/s/ Chris Holzshu

Name: Chris Holzshu

Title: Authorized Agent

By: /s/ John North

Name: John North

Title: Authorized Agent

Page 20- SECOND AMENDMENT TO LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as

Agent, Lender, Swing Line Lender, and LC Issuer

/s/ US Bank National Association

Page 21- SECOND AMENDMENT TO LOAN AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender /s/ JPMorgan Chase Bank

Page 22- SECOND AMENDMENT TO LOAN AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Lender /s/ Mercedes-Benz Financial Services USA LLC

Page 23- SECOND AMENDMENT TO LOAN AGREEMENT

TOYOTA MOTOR CREDIT CORPORATION, as Lender /s/ Toyota Motor Credit Corporation

Page 24- SECOND AMENDMENT TO LOAN AGREEMENT

BMW FINANCIAL SERVICES NA, LLC, as Lender /s/ BMW Financial Services NA, LLC

Page 25- SECOND AMENDMENT TO LOAN AGREEMENT

BANK OF AMERICA, NA, as Lender /s/ Bank of America, NA

Page 26- SECOND AMENDMENT TO LOAN AGREEMENT

BANK OF THE WEST, as Lender /s/ Bank of the West

Page 27- SECOND AMENDMENT TO LOAN AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as Lender /s/ KeyBank National Association

Page 28- SECOND AMENDMENT TO LOAN AGREEMENT

NISSAN MOTOR ACCEPTANCE CORPORATION, as Lender /s/ Nissan Motor Acceptance Corporation

Page 29- SECOND AMENDMENT TO LOAN AGREEMENT

TD BANK, NA, as Lender /s/ TD Bank, NA

Page 30- SECOND AMENDMENT TO LOAN AGREEMENT

VW CREDIT, INC., as Lender /s/ VW Credit, Inc.

Page 31- SECOND AMENDMENT TO LOAN AGREEMENT

HYUNDAI CAPITAL AMERICA, as Lender /s/ Hyundai Capital America

Page 32- SECOND AMENDMENT TO LOAN AGREEMENT

AMERICAN HONDA FINANCE CORPORATION, as Lender /s/ American Honda Finance Corporation

Page 33- SECOND AMENDMENT TO LOAN AGREEMENT

WELLS FARGO BANK, NA, as Terminating Lender /s/ Wells Fargo Bank, NA

Page 34- SECOND AMENDMENT TO LOAN AGREEMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LAD ADVERTISING, INC.

LGPAC, INC.

LITHIA AUTO SERVICES, INC.

LITHIA BNM, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA FINANCIAL CORPORATION

LITHIA AIRCRAFT, INC.

LITHIA HPI, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MOTORS SUPPORT SERVICES, INC.

LITHIA MTLM, INC.

LITHIA OF ROSEBURG, INC.

LITHIA REAL ESTATE, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA SEASIDE, INC.

LITHIA SEA P, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA TR, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA POCA-HON, INC.

LITHIA OF TF, INC.

LITHIA MBDM, INC.

Page 35- SECOND AMENDMENT TO LOAN AGREEMENT

LITHIA OF DES MOINES, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA CJDSF, INC.

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA AUTOMOTIVE, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DC OF RENTON, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA HYR, INC.

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA NDM, INC.

LITHIA VAUDM, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

LITHIA OF TEXAS, INC.

LITHIA FRESNO, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF BILLINGS II LLC

LBMP, LLC

LMBP, LLC

LMBW, INC.

Page 36- SECOND AMENDMENT TO LOAN AGREEMENT

LMBB, LLC

LFKF, LLC

LITHIA OF BELLINGHAM, LLC

LDLC, LLC

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SOUTHERN CASCADES FINANCE CORPORATION

SALEM-V, LLC

SALEM-B, LLC

SALEM-H, LLC

LSTAR, LLC

LITHIA FBCS, LLC

LITHIA OF STOCKTON, INC.

LITHIA VF, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF WASILLA, LLC

LITHIA OF LODI, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF MAUI-S, LLC

LITHIA OF MAUI-H, LLC

LITHIA OF STOCKTON-V, INC.

By:/s/ Chris Holzshu

Name: Chris Holzshu

Title: Authorized Agent

By: /s/ John North

Name: John North

Title: Authorized Agent

Page 37- SECOND AMENDMENT TO LOAN AGREEMENT

SCHEDULE 1

(Effective as of Second Amendment Effective Date)

Name of Financial Institution	Pro Rata Share of Aggregate Lender commitment	New Vehicle Floorplan Commitment	Used Vehicle Floorplan Commitment	Revolving Loan Commitment
U.S. Bank National Association	16.0000000%	$112,000,000.00	$24,000,000.00	$24,000,000.00
J.P. Morgan Chase Bank, N.A.	16.0000000%	$112,000,000.00	$24,000,000.00	$24,000,000.00
Toyota Motor Credit Corporation	10.7300000%	$75,110,000.00	$16,095,000.00	$16,095,000.00
Mercedes-Benz Financial Services USA LLC	11.5000000%	$80,500,000.00	$17,250,000.00	$17,250,000.00
BMW Financial Services NA, LLC	6.7700000%	$47,390,000.00	$10,155,000.00	$10,155,000.00
Bank of America, N.A.	10.0000000%	$70,000,000.00	$15,000,000.00	$15,000,000.00
Bank of the West	6.0000000%	$42,000,000.00	$9,000,000.00	$9,000,000.00
KeyBank National Association	6.0000000%	$42,000,000.00	$9,000,000.00	$9,000,000.00
Nissan Motor Acceptance Corporation	2.5000000%	$17,500,000.00	$3,750,000.00	$3,750,000.00
TD Bank, NA	6.0000000%	$42,000,000.00	$9,000,000.00	$9,000,000.00
VW Credit, Inc.	2.0000000%	$14,000,000.00	$3,000,000.00	$3,000,000.00
Hyundai Capital America	3.0000000%	$21,000,000.00	$4,500,000.00	$4,500,000.00
American Honda Finance Corporation	3.5000000%	$24,500,000.00	$5,250,000.00	$5,250,000.00
TOTAL	100.0000000%	$700,000,000.00	$150,000,000.00	$150,000,000.00

Page 38- SECOND AMENDMENT TO LOAN AGREEMENT

PRICING SCHEDULE

(Effective as of Second Amendment Effective Date)

In addition to the terms defined elsewhere in this Agreement, for purposes of determining the applicable interest rates and fees, the following terms shall have the meanings set forth in this Pricing Schedule:

“Alternate Base Rate Margin (New Vehicle)” means a percentage rate per annum equal to .50%.

“Alternate Base Rate Margin (Revolving)” means, as of any date of determination, a percentage rate per annum equal to 1.0% less than the Revolving Loan Margin which is in effect at such time.

“Alternate Base Rate Margin (Used Vehicle)” means a percentage rate per annum equal to .75%.

“LC Fee Percentage” means a percentage rate per annum equal to 1.5%.

“New Vehicle Floorplan Commitment Fee Rate” means a percentage rate per annum equal to .15%.

“New Vehicle Floorplan Margin” means a percentage rate per annum equal to 1.25%.

“Revolving Loan Margin” and “Revolving Loan Commitment Fee Rate” mean the applicable percentage rates per annum set forth below opposite the applicable Leverage Ratio, as adjusted from time to time.

Leverage Ratio	Revolving Loan Margin	Revolving Loan Commitment Fee Rate
Greater than 4.50 to 1.00	2.50%	0.40%
Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.25%	0.30%
Greater than 2.00 to 1.00 but less than or equal to 4.00 to 1.00	2.00%	0.25%
Greater than 1.75 to 1.00 but less than or equal to 2.00 to 1.00	1.75%	0.20%
Greater than 1.50 to 1.0 but less than or equal to 1.75 to 1.0	1.50%	.15%
Less than or equal to 1.50 to 1.0	1.25%	.15%

Page 39- SECOND AMENDMENT TO LOAN AGREEMENT

The Revolving Loan Margin (“Applicable Margin”) and Revolving Loan Commitment Fee Rate (“Applicable Fee Rate”) shall be determined by Agent from time to time based upon the information set forth in Borrower’s financial statements and Compliance Certificate furnished to Agent pursuant to this Agreement as of the end of each fiscal quarter and shall be based upon the Leverage Ratio as of such date.

Any change in the Applicable Margin or Applicable Fee Rate shall take effect on the first Business Day of the month following the date of delivery to Agent of the applicable financial statements and Compliance Certificate, and the Applicable Margin and Applicable Fee Rate, as so determined, shall remain in effect until the earlier of:

a.     the first Business Day of the month following the delivery to Agent of a subsequent financial statement and Compliance Certificate indicating a Leverage Ratio requiring a change in the Applicable Margin or Applicable Fee Rate, or

b.     the day upon which the Company fails to deliver to Agent the applicable financial statements and Compliance Certificate within the time provided under this Agreement. Upon any failure of the Company to deliver to Agent the applicable financial statements and Compliance Certificate within the time required by this Agreement, the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table, which shall remain in effect until five Business Days following the date of delivery to Agent of financial statements and Compliance Certificate reflecting a Leverage Ratio for which a lower Applicable Margin and Applicable Fee Rate would be applicable.

Notwithstanding the foregoing, the Revolving Loan Margin shall be 1.25% and the Revolving Loan Commitment Fee Rate shall be 0.15% from the Second Amendment Effective Date until the earlier of (a) the first Business Day of the month following the delivery to Agent of a financial statement and Compliance Certificate indicating a Leverage Ratio requiring a change in the Applicable Margin or Applicable Fee Rate, or (b) the day upon which the Company fails to deliver to Agent the applicable financial statements and Compliance Certificate within the time provided under this Agreement.

If, as a result of any restatement of or other adjustment to the financial statements of the Company and its Subsidiaries or for any other reason, the Agent determines that the calculation of the Leverage Ratio by the Company as of any Measurement Date was inaccurate and a correct calculation of the Leverage Ratio would have resulted in a higher Applicable Margin and Applicable Fee Rate, the Applicable Margin and Applicable Fee Rate shall be retroactively adjusted to the rate that would have been applicable if the Leverage Ratio had been correctly calculated. Promptly upon demand by the Agent, the Revolving Loan Borrower shall pay to the Agent for the account of the Lenders the additional interest and fees that would have been payable based upon the correct calculation of the Leverage Ratio. Nothing set forth herein shall limit the Required Lenders’ right to increase the interest rate upon the occurrence of an Event of Default.

“Used Vehicle Floorplan Commitment Fee Rate” means a percentage rate per annum equal to .15%.

Page 40- SECOND AMENDMENT TO LOAN AGREEMENT

“Used Vehicle Floorplan Margin” means a percentage rate per annum equal to 1.50%.

Page 41- SECOND AMENDMENT TO LOAN AGREEMENT

EXHIBIT D

COMPLIANCE CERTIFICATE

This Compliance Certificate is executed and delivered by Lithia Motors, Inc. (the “Company”) to U.S. Bank National Association, as Agent (in such capacity, “Agent”) pursuant to the requirements of the Loan Agreement dated as of April 17, 2012 between the Company, certain of its Subsidiaries, the Lenders which are from time to time parties thereto, and Agent (as amended to date, the “Loan Agreement”). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Compliance Certificate covers the four (4) consecutive fiscal quarters ended __________________ (“Computation Date”) with respect to Section 11.1.2 of the Loan Agreement and is prepared as of the Computation Date with respect to Sections 11.1.1 and 11.1.3 of the Loan Agreement.

1.     A review of the activities of the Company and its Subsidiaries during the fiscal period covered by this Compliance Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company and its Subsidiaries performed and observed all of their obligations under the Loan Agreement and the other Loan Documents. To the best knowledge of the undersigned, during such fiscal period all covenants and conditions of the Company and its Subsidiaries have been performed and observed and no Default has occurred and is continuing under the Loan Agreement [with the exceptions set forth below in response to which the Company has taken or propose to take the following actions:

.]

2.     To the best knowledge of the undersigned, no event or circumstance which has had or may have a Material Adverse Effect has occurred since the last Compliance Certificate was delivered [with the exceptions set forth below:

.

3.     Attached are the calculations showing whether the Company and its Subsidiaries were in compliance with Sections 11.1.1, 11.1.2, and 11.1.3 of the Loan Agreement as of the end of the fiscal period covered by this Compliance Certificate. Each such calculation is derived from the books and records of Company and its Subsidiaries and correctly reflects whether Company and its Subsidiaries are in compliance with the applicable Sections of the Loan Agreement.

This Compliance Certificate is executed on ______________________________.

LITHIA MOTORS, INC. By: ________________________________ Name: ______________________________ Title: _______________________________

Page 42- SECOND AMENDMENT TO LOAN AGREEMENT

Calculation of Financial Covenants

11.1.1	Current Ratio

	A.	Current Assets

		1.	Consolidated Current Assets	$___________

		2.	MINUS Receivables from related parties	$___________

		3.	Current Assets		$___________

	B.	Revolving Loan Availability (may not exceed $145,000,000.00)			$___________

	C.	Current Liabilities			$___________

	D.	Current Ratio		Not less than 1.20 to 1.0
	Current Ratio (A.3 + B ÷ C)			_______ to 1.0

11.1.2	Fixed Charge Coverage Ratio

	A.	EBITDAR

		1.	Consolidated Net Income (or Loss)	$___________

		2.	PLUS interest expense	$___________

		3.	PLUS income tax expense	$___________

		4.	PLUS depreciation expense	$___________

		5.	PLUS amortization expense	$___________

		6.	PLUS goodwill impairment charges	$___________

		7.	PLUS stock-based compensation charges	$___________

		8.	PLUS other approved non-cash charges	$___________

		9.	MINUS non-cash gains	$___________

		10.	PLUS rental or lease expense	$___________

		11.	PLUS extraordinary losses	$___________

		12.	MINUS extraordinary gains	$___________

		13.	PLUS or MINUS Excluded Items	$___________

		14.	Total EBITDAR	$___________

Page 43- SECOND AMENDMENT TO LOAN AGREEMENT

B.	Pro forma Permitted Acquisitions EBITDAR Minus rental or lease expense

	1.	Net Income (or Loss)	$___________

	2.	PLUS interest expense	$___________

	3.	PLUS income tax expense	$___________

	4.	PLUS depreciation expense	$___________

	5.	PLUS amortization expense	$___________

	6.	PLUS goodwill impairment charges	$___________

	7.	PLUS stock-based compensation charges	$___________

	8.	PLUS other approved non-cash charges	$___________

	9.	MINUS non-cash gains	$___________

	10.	PLUS extraordinary losses	$___________

	11.	MINUS extraordinary gains	$___________

	12.	Pro Forma Permitted Acquisitions EBITDAR Minus rental or lease expense	$___________

C.	Deductions

	1.	MINUS Dividends and distributions	$___________

	2.	MINUS amounts used to repurchase Equity Interests	$___________

	3.	MINUS Income taxes paid in cash	$___________

	4.	MINUS Maintenance capital expenditures	$___________

	5.	Total Deductions	$___________

D.	Total Adjusted EBITDAR (A.14 plus B.12 minus C.5)			$___________
E.	Fixed Charges

	1.	Interest paid in cash	$___________

	2.	PLUS Required principal payments on Indebtedness	$___________

	3.	PLUS Rental or lease expense	$___________

	4.	Total Fixed Charges		$___________

Required Fixed Charge Coverage Ratio			Not less than 1.20 to 1.0

Fixed Charge Coverage Ratio (D ÷ E.4)			$___________ to 1.0

Page 44- SECOND AMENDMENT TO LOAN AGREEMENT

11.1.3	Leverage Ratio

	A.	Funded Debt

		1.		Total Funded Debt	$___________

		2.		MINUS New Vehicle Floorplan Loans and New Vehicle Swing Line Loans	$___________

		3.		MINUS Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans	$___________

		4.		Net Funded Debt (Line A.1 – 2 – 3)	$___________

		5.		PLUS 8X Rental or Lease Expense
			a.	Rental or Lease Expense$
			b.	8x Rental or Lease Expense	$___________

		6.		Net Funded Debt plus Rental or Lease Expense		$___________
(Line A.4 + A.5b)

	B.	EBITDAR (from Fixed Charge Coverage Ratio Line A.14)			$___________

	C.	Deductions

		1.		MINUS Interest Expense New Vehicle Floorplan Loans and Swing Line Loans	$___________

		2.		MINUS Interest Expense Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans	$___________

		3.		Total Deductions (C.1 + C.2)	$___________

		4.		EBITDAR MINUS Deductions (B – C.3)		$___________

Required Leverage Ratio Not more than 5.0 to 1.0

	Leverage Ratio (A.6 ÷ C.4)				to 1.0

13.13(o)	Acquisitions within Previous 12 Month Period

Acquisition	Consideration Paid per Section 13.13(o)	Date of Acquisition

__________	__________	__________
__________	__________	__________
__________	__________	__________
__________	__________	__________

Total: __________

Page 45- SECOND AMENDMENT TO LOAN AGREEMENT

EXHIBIT R

Reallocation Request

This Reallocation Request is executed and delivered by Lithia Motors, Inc. (the “Company”) on behalf of itself and its Subsidiaries to U.S. Bank National Association, as Agent (in such capacity, “Agent”) pursuant to the requirements of Section 6.17.2 of the Loan Agreement dated as of April 17, 2012, between the Company, certain of its Subsidiaries, the Lenders which are from time to time parties thereto, and Agent (as amended to date, the “Loan Agreement”). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

1.     Borrowers request a Reallocation as set forth below:

	Current Commitment	Increase / Decrease	New Commitment
Aggregate New Vehicle Floorplan Commitment	$________________	$________________	$________________
Aggregate Used Vehicle Floorplan Commitment	$________________	$________________	$________________
Aggregate Revolving Loan Commitment	$________________	$________________	$________________
Total	$________________	$________________	$________________

Requested Effective Date of Reallocation:

2.     [Attached are the calculations showing the status of the _______________ Borrowing Base as of the date of this Request. The _______________ Borrowing Base is not less than the amount required by Section 6.17.3 of the Loan Agreement.]

This Reallocation Request is executed on ______________________________.

LITHIA MOTORS, INC. By: Name: _____________________ Title: ______________________

Page 46- SECOND AMENDMENT TO LOAN AGREEMENT